Exhibit 24.4

                          PARADISE ACQUISITIONS LIMITED

                                POWER OF ATTORNEY

      The undersigned directors and/or officers, or both, of Paradise Acquisitions Limited, a corporation organized and existing under the laws of the Commonwealth of The Bahamas ("PAL"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement, hereby constitute and appoint Charles D. Adamo, Howard B. Kerzner, John Allison and Kevin DeSanctis alone or acting together, their true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, their true and lawful attorneys-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto (including any post-effective amendments), with power where appropriate to affix the corporate seal of PAL thereto and to attest said seal, and to file said Registration Statement and such amendments, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may pursuant to the requirements of the Securities Act of 1933, lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have duly signed this Power of Attorney in the capacities and on the dates indicated.


          Name             Title
          ----             -----

   /s/ Howard Kerzner      Director (Principal Executive Officer)
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     Howard Kerzner

   /s/ Kevin DeSanctis     Director (Principal Financial and Accounting Officer)
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     Kevin DeSanctis

  /s/ Charles D. Adamo     Director
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    Charles D. Adamo

    /s/ John Allison       Authorized Representative in the United States
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      John Allison


Date: November 25, 1997